SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 16, 2006

OMRIX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51905 (Commission File No.)	52-2147005 (IRS Employer Identification No.)

630 Fifth Avenue, 22nd Floor, New York, NY (Address of principal executive offices)	10111 (Zip Code)
(212) 887-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01 Regulation FD Disclosure
     On October 16, 2006, the registrant issued a press release relating to the results of its Phase 3 Clinical Trial Results for Human Thrombin. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is being furnished, but not filed, in accordance with General Instruction B.2. of Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
          (c)      Exhibits.
          99.1      Press Release, dated October 16, 2006, entitled “Omrix Biopharmaceuticals Announces Positive Phase 3 Clinical Trial Results for Human Thrombin.”
SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omrix Biopharmaceuticals, Inc.
Date: October 16, 2006	By:	/s/ Michael Burshtine
		Name:	Michael Burshtine
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Omrix Biopharmaceuticals, Inc.’s press release, dated October 16, 2006, announcing the results of the Company’s Phase 3 Clinical Trial Results for Human Thrombin